UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November __, 2020 (November 1, 2020)

MARIZYME, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27237	82-5464863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Chimney Corner Lane, Suite 2001, Jupiter Florida	33458
(Address of principal executive offices)	(Zip Code)

(732) 723-7395
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	MRZM	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[   ]

ITEM 1.01 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 30, 2020, the Board of Directors (the “Board”) of Marizyme, Inc. (“Marizyme”), with an effective date of November 1, 2020, the Board appointed Dr. Neil J. Campbell as chief executive officer, president and director of the Marizyme. Dr. Campbell has an extensive background in life sciences and management. Dr. Campbell’s compensation will be $375,000 annually and various stock incentives.

James Sapirstein, the interim chief executive officer, will depart his interim role on November 1, 2020 and resume his role as chairman.

Dr. Satish Chandran will relinquish his title as president and chief operating officer and will assume his new role as co-founder and chief technology officer.

Dr. Neil J. Campbell

Dr. Campbell is President & CEO of Marizyme, Inc. and a member of the Board of Directors. Dr Campbell currently serves as Chairman of Mosaigen, a commercial development company and RespaRx, a medical device company. Dr. Campbell has over 30 years of successful experience with public and private companies in the life sciences, medical, healthtech, nanotechnology, artificial intelligence, and high-performance computing technologies.

Previously, Dr. Campbell was Chairman, CEO, and founder of Celios, a respiratory device company that was acquired by a private investment group and is now selling his proprietary technologies on national television. Prior to founding Celios, Dr. Campbell was co-founder, President and CEO of Helomics, a personalized healthcare company focused on next-generation therapeutics and diagnostics.

Dr. Campbell has prior institutional investment experience as a partner in venture capital, and operating partner and industry advisor in private equity. Dr. Campbell has also held senior executive positions at SuperNova Diagnostics, EntreMed Pharmaceuticals, Life Technologies, IGEN International (now Roche), Celera Genomics, and Abbott Laboratories. Dr. Campbell has also held academic positions at Johns Hopkins University and Medical Institutes, Hong Kong University of Science and Tech (HKUST), University of Liverpool (UK), University of Baltimore and Duquesne University. Dr. Campbell is a veteran of the U.S. Air Force.

Dr. Campbell received his B.S. from Norwich University, M.A. and M.B.A. from Webster University and Doctorate from the University of Liverpool in the United Kingdom.

ITEM 9.01 Financial Statement and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Employment Agreement dated November 1, 2020.
99.2	Press Release dated November 5, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Marizyme, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2020	MARIZYME, INC.

	By:	/s/ Neil J. Campbell
Dr. Neil J. Campbell
Chief Executive Officer